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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 7, 2002
                                                  (NOVEMBER 4, 2002)
                                                   -----------------


                      ALLIED HEALTHCARE INTERNATIONAL INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED ON ITS CHARTER)


               1-11570                                13-3098275
 ----------------------------------   -----------------------------------------
      (COMMISSION FILE NUMBER)          (IRS EMPLOYER IDENTIFICATION NUMBER)


                                    NEW YORK
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         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)


                  555 MADISON AVENUE, NEW YORK, NEW YORK 10022
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (212) 750-0064
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



 ------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 5.       OTHER EVENTS.

         On November 4, 2002, Daniel A. Bergeron was appointed the Chief Financial Officer of Allied Healthcare International Inc. (the "Company"). Mr. Bergeron was most recently the Vice President and Chief Financial Officer of Paragon Networks International, Inc., a Connecticut-based telecommunications company.

         Mr. Bergeron replaces John B. Wynne, who resigned as Vice President and Chief Financial Officer of the Company on November 4, 2002. Mr. Wynne will remain with the Company on a transitional basis.















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 7, 2002

                                 ALLIED HEALTHCARE INTERNATIONAL INC.


                                 By:    /s/ Sarah Ladd Eames
                                      ------------------------------------
                                      Name:  Sarah Ladd Eames
                                      Title: President and COO